Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 1 of 14

Exhibit 99.3

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: FRED’S, INC., et al.	Case No. 19-11984 (CSS)
Reporting Period:

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	✓
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Mark Rezi	11/1/2019
Signature of Authorized Individual*	Date

Mark Renzi	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 2 of 14

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

For period from September 9, 2019 to October 5, 2019

($ in 000’s) Cash Flow Summary	Current Month	Cumulative
Receipts
FS Collections	14,569	14,569
Rx Collections	13,894	13,894
Asset Sales	4,705	4,705
Other Collections	295	295

Total Cash Receipts	33,462	33,462

Disbursements
FS Merchandise	(183)	(183)
RX Merchandise	(7,848)	(7,848)
Payroll and Other Employee Obligations	(5,438)	(5,438)
Rent	(1,114)	(1,114)
Sales Tax	(1,566)	(1,566)
Utilities	(382)	(382)
Other Operating Disbursements	(3,873)	(3,873)
Non-Operating Disbursements	(6,064)	(6,064)

Total Cash Disbursements	(26,469)	(26,469)

Net Cash Flow	6,993	6,993

Note: The Company was operating under cash collateral during this period and all net cash flows were used to pay down the DIP loan.

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 3 of 14

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements by Filed Legal Entity (unaudited, in thousands)

For period from September 9, 2019 to October 5, 2019

Legal Entity	Case Number	Disbursements
Fred’s, Inc.	19-11984	25,355
Fred’s Stores of Tennessee, Inc.	19-11982	1,114
505 N. Main Opp, LLC	19-11983	—
National Equipment Management and Leasing, Inc.	19-11985	—
National Pharmaceutical Network, Inc.	19-11986	—
Summit Properties – Bridgeport, LLC	19-11987	—
Summit Properties – Jacksboro, LLC	19-11988	—
Reeves-Sain Drug Store, Inc.	19-11989	—

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 4 of 14

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 10/5
Fred’s Inc.	Regions Bank	Pharmacy Lockbox	7214	—
Fred’s Inc.	Regions Bank	Payroll	5469	—
Fred’s Inc.	Regions Bank	Master	5477	65,824.28
Fred’s Inc.	Regions Bank	Master Funding	4352	—
Fred’s Inc.	Regions Bank	Controlled Disbursement	3377	—
Fred’s Inc.	Regions Bank	Alcohol	2440	—
Fred’s Inc.	Regions Bank	Sales Tax	2459	—
Fred’s Inc.	Regions Bank	Import Customs	5899	—
Fred’s Inc.	Regions Bank	TN Lottery	4565	—
Fred’s Inc.	Regions Bank	AR Lottery	4638	—
Fred’s Inc.	Regions Bank	GA Lottery	4654	—
Fred’s Inc.	Regions Bank	TX Lottery	3132	—
Fred’s Inc.	Regions Bank	FL Lottery	5750	—
Fred’s Inc.	Regions Bank	KY Lottery	3430	—
Fred’s Inc.	Regions Bank	MO Lottery	3449	—
Fred’s Inc.	Regions Bank	NC Education Lottery	3457	—
Fred’s Inc.	Bank of America	Import Letters of Credit	3162	11,419.89
Fred’s Inc.	Bank of America	EDI	4407	99,373.46
Fred’s Inc.	MetaBank	Payroll Pay Cards	0011	8,162.27
Fred’s Stores of Tennessee	MCKENZIE BANKING CO	Store Account	1066	1,888.16
Fred’s Stores of Tennessee	Warren Bank & Trust Company	Store Account	1779	1,834.14
Fred’s Stores of Tennessee	BANK OF AUGUSTA	Store Account	8947	3,425.18
Fred’s Stores of Tennessee	McKenzie Banking Co	Store Account	3153	1,290.14
Fred’s Stores of Tennessee	The Bank Of Lafayette	Store Account	9018	4,079.84
Fred’s Stores of Tennessee	BANK OF DADE	Store Account	2384	3,073.07
Fred’s Stores of Tennessee	Cadence	Store Account	2705	1,556.15
Fred’s Stores of Tennessee	FARMERS STATE BANK	Store Account	6013	16,759.84
Fred’s Stores of Tennessee	FARMERS AND MERCHANTS BANK	Store Account	6822	22,918.15
Fred’s Stores of Tennessee	Caldwell Bank & Trust	Store Account	9751	811.94
Fred’s Stores of Tennessee	BANK OF BOLIVAR	Store Account	9793	1,485.56
Fred’s Stores of Tennessee	FIRST SECURITY BANK	Store Account	1070	4,178.70
Fred’s Stores of Tennessee	City National Bank	Store Account	8174	2,566.01
Fred’s Stores of Tennessee	Farmers & Merchants	Store Account	9305	9,692.60
Fred’s Stores of Tennessee	First Century Bank	Store Account	0533	—
Fred’s Stores of Tennessee	MALVERN NATIONAL BANK	Store Account	8828	4,961.11
Fred’s Stores of Tennessee	Bank of Social Circl	Store Account	0039	2,571.37
Fred’s Stores of Tennessee	Pinnacle Bank	Store Account	4780	153.62
Fred’s Stores of Tennessee	Security State Bank	Store Account	1527	—
Fred’s Stores of Tennessee	FNB OF EASTERN ARK.	Store Account	2946	—
Fred’s Stores of Tennessee	FIRST SECURITY BANK	Store Account	8030	4,233.36
Fred’s Stores of Tennessee	The Bank Of Eastman	Store Account	8464	7,912.36
Fred’s Stores of Tennessee	The First National B	Store Account	1139	6,164.80
Fred’s Stores of Tennessee	Piggott State Bank	Store Account	3085	1,314.48
Fred’s Stores of Tennessee	Security State Bank	Store Account	3456	2,435.77
Fred’s Stores of Tennessee	Richton Bank	Store Account	2262	726.92
Fred’s Stores of Tennessee	CHESTER COUNTY BANK	Store Account	4427	1,849.23
Fred’s Stores of Tennessee	Citizens Bank	Store Account	7384	2,552.03
Fred’s Stores of Tennessee	Helena National	Store Account	7434	1,640.72
Fred’s Stores of Tennessee	Century Next Bank	Store Account	2128	1,134.86
Fred’s Stores of Tennessee	Bank of Ripley	Store Account	4384	3,784.97
Fred’s Stores of Tennessee	First American Nat’l	Store Account	4848	4,253.66
Fred’s Stores of Tennessee	Simmons First National Bank	Store Account	6056	2,563.15
Fred’s Stores of Tennessee	QUEENSBOROUGH	Store Account	6601	7,325.27
Fred’s Stores of Tennessee	Century Next Bank	Store Account	8784	3,053.37
Fred’s Stores of Tennessee	Bank of Dudley	Store Account	9392	3,914.36
Fred’s Stores of Tennessee	BancorpSouth	Store Account	0828	4,449.58
Fred’s Stores of Tennessee	First National Bank	Store Account	1565	—
Fred’s Stores of Tennessee	Planters First Bank	Store Account	7758	3,976.75
Fred’s Stores of Tennessee	BANK OF EUREKA SPRINGS	Store Account	0096	970.79
Fred’s Stores of Tennessee	Town-Country National Bank	Store Account	0427	8,819.96
Fred’s Stores of Tennessee	Priority One Bank	Store Account	2258	1,140.85
Fred’s Stores of Tennessee	First Security Bank	Store Account	0193	3,197.83
Fred’s Stores of Tennessee	First Security Bank	Store Account	6159	1,268.79
Fred’s Stores of Tennessee	Simmons First National Bank	Store Account	7473	1,132.10
Fred’s Stores of Tennessee	BANKPLUS	Store Account	7511	1,371.04
Fred’s Stores of Tennessee	ARVEST BANK	Store Account	2388	214.08
Fred’s Stores of Tennessee	Merchants & Farmers Bank	Store Account	2565	290.25
Fred’s Stores of Tennessee	Farmers & Merchants Bank	Store Account	7142	(10.57)
Fred’s Stores of Tennessee	BANKPLUS	Store Account	0738	461.61
Fred’s Stores of Tennessee	Bank South	Store Account	2673	96.67
Fred’s Stores of Tennessee	COLONY BANK ASHBURN	Store Account	1991	7,448.87

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 5 of 14

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 10/5
Fred’s Stores of Tennessee	First Security Bank	Store Account	9973	1,483.53
Fred’s Stores of Tennessee	Edmonton State Bank	Store Account	9211	2,240.37
Fred’s Stores of Tennessee	BANKPLUS	Store Account	1586	3,168.11
Fred’s Stores of Tennessee	Bank of Ringgold	Store Account	8617	2,334.72
Fred’s Stores of Tennessee	BANK OF CADIZ & TRUST	Store Account	4552	637.57
Fred’s Stores of Tennessee	WEST ALABAMA BANK & TRUST	Store Account	6812	2,525.63
Fred’s Stores of Tennessee	Merchants & Farmers Bank	Store Account	1095	2,356.83
Fred’s Stores of Tennessee	West Alabama Bank & Trust	Store Account	5326	3,811.84
Fred’s Stores of Tennessee	Tippins Bank	Store Account	9797	4,060.73
Fred’s Stores of Tennessee	Pilgrim Bank	Store Account	1600	2,924.08
Fred’s Stores of Tennessee	Tensas State Bank	Store Account	1820	4,782.58
Fred’s Stores of Tennessee	Delta Bank	Store Account	4022	2,039.65
Fred’s Stores of Tennessee	Marion State Bank	Store Account	5061	612.29
Fred’s Stores of Tennessee	Headland National Ba	Store Account	6073	14,221.44
Fred’s Stores of Tennessee	Home Trust Bank	Store Account	3070	3,744.50
Fred’s Stores of Tennessee	Gibsland Bank	Store Account	4005	2,780.05
Fred’s Stores of Tennessee	Peoples Bank	Store Account	6965	3,823.85
Fred’s Stores of Tennessee	Gibsland Bank	Store Account	6231	293.41
Fred’s Stores of Tennessee	Concordia Bank	Store Account	7288	3,166.58
Fred’s Stores of Tennessee	Concordia Bank & Tru	Store Account	8829	331.67
Fred’s Stores of Tennessee	Gibsland Bank & Trus	Store Account	5901	136.94
Fred’s Stores of Tennessee	Rayne State Bank	Store Account	0439	—
Fred’s Stores of Tennessee	QUEENSBOROUGH	Store Account	7321	1,300.46
Fred’s Stores of Tennessee	QUEENSBOROUGH	Store Account	7343	4,657.38
Fred’s Stores of Tennessee	Home Trust Bank	Store Account	9314	1,682.11
Fred’s Stores of Tennessee	Mount Vernon	Store Account	0473	476.49
Fred’s Stores of Tennessee	FIRST NATIONAL BANK	Store Account	2124	426.20
Fred’s Stores of Tennessee	CITIZENS BANK	Store Account	9501	1,165.89
Fred’s Stores of Tennessee	Gibsland Bank & Trust	Store Account	2817	1,275.50
Fred’s Stores of Tennessee	COMMUNITY TRUST BANK	Store Account	1672	5,111.08
Fred’s Stores of Tennessee	Independence Bank	Store Account	6251	1,521.10
Fred’s Stores of Tennessee	The Citizens Bank Of Philadephia	Store Account	2495	(304.14)
Fred’s Stores of Tennessee	Robertson Banking Co	Store Account	2891	7,550.03
Fred’s Stores of Tennessee	Citizens State	Store Account	6901	4,747.64
Fred’s Stores of Tennessee	Citizens Bank	Store Account	1896	10,677.21
Fred’s Stores of Tennessee	GLENNVILLE BANK & TRUST COMPANY	Store Account	8454	4,080.18
Fred’s Stores of Tennessee	BANKFIRST FINANCIAL SERVICES	Store Account	4205	7,520.06
Fred’s Stores of Tennessee	BANK OF LAKE VILLAGE	Store Account	6823	2,731.95
Fred’s Stores of Tennessee	FIRST NATIONAL BANK OF TENNESSEE	Store Account	4027	2,099.75
Fred’s Stores of Tennessee	Bank of Wiggins	Store Account	7738	911.06
Fred’s Stores of Tennessee	FIRST BANK	Store Account	7244	1,254.91
Fred’s Stores of Tennessee	BANK OF MORTON	Store Account	0318	5,492.96
Fred’s Stores of Tennessee	Delta Bank	Store Account	9366	1,754.51
Fred’s Stores of Tennessee	FARMERS STATE BANK GROESBECK	Store Account	8872	—
Fred’s Stores of Tennessee	Simmons First NB	Store Account	0944	1,360.18
Fred’s Stores of Tennessee	Bank of Anguilla	Store Account	3290	1,770.46
Fred’s Stores of Tennessee	MAGNOLIA STATE BANK	Store Account	1468	1,618.47
Fred’s Stores of Tennessee	First State Bank	Store Account	9547	1,720.97
Fred’s Stores of Tennessee	Bank of Winona	Store Account	0663	461.57
Fred’s Stores of Tennessee	Citizens Bank	Store Account	2867	1,645.86
Fred’s Stores of Tennessee	PEOPLES BANK	Store Account	5520	1,400.25
Fred’s Stores of Tennessee	Bank of Brinkley	Store Account	0010	719.73
Fred’s Stores of Tennessee	Pike National Bank	Store Account	9178	4,774.14
Fred’s Stores of Tennessee	FIRST FARMERS & MERC	Store Account	0360	557.18
Fred’s Stores of Tennessee	FIRST FARMERS & MERCHANTS NATIONAL BANK	Store Account	5274	1,335.47
Fred’s Stores of Tennessee	FIRST CITIZENS BANK	Store Account	9466	4,350.12
Fred’s Stores of Tennessee	Community Bank	Store Account	8401	5,276.62
Fred’s Stores of Tennessee	First National Banking Co	Store Account	9890	1,123.32
Fred’s Stores of Tennessee	South Crest	Store Account	2024	2,827.31
Fred’s Stores of Tennessee	Simmons First National Bank	Store Account	1696	2,762.22
Fred’s Stores of Tennessee	Central Bank	Store Account	9875	5,058.98
Fred’s Stores of Tennessee	Merchants & Planters	Store Account	3515	954.42
Fred’s Stores of Tennessee	Community Bank & Trust	Store Account	9564	3,830.14
Fred’s Stores of Tennessee	Unico Bank	Store Account	3357	4,573.72
Fred’s Stores of Tennessee	Metro Bank	Store Account	3131	3,887.91
Fred’s Stores of Tennessee	CITIZENS BANK AND SA	Store Account	4813	3,810.99
Fred’s Stores of Tennessee	FIRST SECURITY BANK	Store Account	5693	535.75
Fred’s Stores of Tennessee	Arvest Bank	Store Account	0017	966.14
Fred’s Stores of Tennessee	Peoples Trust Bank	Store Account	0345	3,164.65
Fred’s Stores of Tennessee	PEOPLES NATIONAL BANK	Store Account	2909	2,454.81
Fred’s Stores of Tennessee	Peoples National Bank	Store Account	4752	2,729.98

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 6 of 14

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 10/5
Fred’s Stores of Tennessee	Bank of Putnam County	Store Account	7055	3,314.06
Fred’s Stores of Tennessee	BancorpSouth	Store Account	6993	9,322.48
Fred’s Stores of Tennessee	Banterra Bank	Store Account	6801	1,971.03
Fred’s Stores of Tennessee	Heritage Bank	Store Account	5445	5,557.97
Fred’s Stores of Tennessee	Heritage Bank	Store Account	4468	4,831.99
Fred’s Stores of Tennessee	The Heritage Bank	Store Account	8388	2,838.24
Fred’s Stores of Tennessee	First State Bank	Store Account	8883	3,615.76
Fred’s Stores of Tennessee	Hancock Bank	Store Account	5810	8,912.05
Fred’s Stores of Tennessee	Planters First Bank	Store Account	2882	2,849.52
Fred’s Stores of Tennessee	FIRST NATL BK HAMILTON	Store Account	1643	1,484.40
Fred’s Stores of Tennessee	First Federal Bank of LA	Store Account	5467	1,603.31
Fred’s Stores of Tennessee	Community One Bank	Store Account	3865	4,224.36
Fred’s Stores of Tennessee	ALIANT BANK	Store Account	6008	13,879.54
Fred’s Stores of Tennessee	BancorpSouth	Store Account	8712	136.71
Fred’s Stores of Tennessee	MECHANICS BANK OF WATER VALLEY	Store Account	3393	588.14
Fred’s Stores of Tennessee	BancorpSouth	Store Account	5706	4,107.86
Fred’s Stores of Tennessee	BancorpSouth	Store Account	4178	2,709.37
Fred’s Stores of Tennessee	BancorpSouth	Store Account	5348	926.56
Fred’s Stores of Tennessee	Bancorp South	Store Account	5169	2,733.04
Fred’s Stores of Tennessee	Bancorp South	Store Account	0775	2,139.91
Fred’s Stores of Tennessee	FIRST BANK	Store Account	2166	1,048.42
Fred’s Stores of Tennessee	First Bank	Store Account	6219	1,731.98
Fred’s Stores of Tennessee	First Bank	Store Account	5866	4,343.21
Fred’s Stores of Tennessee	First State Bank	Store Account	1621	4,028.50
Fred’s Stores of Tennessee	Community Bank of LA	Store Account	3536	—
Fred’s Stores of Tennessee	FIRST BANK	Store Account	7451	1,584.82
Fred’s Stores of Tennessee	Renasant Bank	Store Account	1226	4,437.51
Fred’s Stores of Tennessee	Farmers & Bank	Store Account	8057	1,689.83
Fred’s Stores of Tennessee	CITIZENS TRI-COUNTY BANK	Store Account	1016	1,580.50
Fred’s Stores of Tennessee	BB&T	Store Account	4848	6,868.75
Fred’s Stores of Tennessee	Southern Bank & Trus	Store Account	1102	2,057.99
Fred’s Stores of Tennessee	COMMERCIAL STATE BANK	Store Account	5801	2,123.83
Fred’s Stores of Tennessee	First Nat’l Bank	Store Account	5501	2,797.12
Fred’s Stores of Tennessee	BANK OF VERNON	Store Account	4001	2,967.91
Fred’s Stores of Tennessee	Morgantown Bank& Trust	Store Account	3301	1,363.71
Fred’s Stores of Tennessee	OMNI BANK	Store Account	0506	984.94
Fred’s Stores of Tennessee	Renasant Bank	Store Account	0387	1,248.14
Fred’s Stores of Tennessee	Colony Bank	Store Account	3839	4,702.05
Fred’s Stores of Tennessee	Bank of Early	Store Account	0759	9,996.06
Fred’s Stores of Tennessee	Sabine State Bank	Store Account	0583	3,839.77
Fred’s Stores of Tennessee	Renasant Bank	Store Account	4205	998.21
Fred’s Stores of Tennessee	FARMERS & MERCHANTS BANK	Store Account	7301	3,617.46
Fred’s Stores of Tennessee	First Guaranty Bank	Store Account	5568	4,766.24
Fred’s Stores of Tennessee	First Guaranty Bank	Store Account	7389	3,218.29
Fred’s Stores of Tennessee	First Guaranty Bank	Store Account	2625	910.49
Fred’s Stores of Tennessee	First Guaranty Bank	Store Account	1161	1,303.85
Fred’s Stores of Tennessee	SouthWest Georgia Bank	Store Account	4801	3,564.81
Fred’s Stores of Tennessee	Sabine State Bank	Store Account	1341	3,528.81
Fred’s Stores of Tennessee	ANDERSON BROTHERS BANK	Store Account	0502	8,228.43
Fred’s Stores of Tennessee	Sabine State Bank	Store Account	2640	2,496.58
Fred’s Stores of Tennessee	Citizens Bank	Store Account	7897	8,364.93
Fred’s Stores of Tennessee	CAPITAL CITY BANK	Store Account	5301	2,331.85
Fred’s Stores of Tennessee	JD Bank	Store Account	2157	3,400.84
Fred’s Stores of Tennessee	JD Bank	Store Account	8193	3,151.49
Fred’s Stores of Tennessee	Trustmark Bank	Store Account	7936	3,134.27
Fred’s Stores of Tennessee	The Citizens Bank Fo	Store Account	5730	—
Fred’s Stores of Tennessee	Sabine State	Store Account	1535	861.91
Fred’s Stores of Tennessee	German American Bank	Store Account	8401	1,593.66
Fred’s Stores of Tennessee	Colony Bank	Store Account	3410	2,948.94
Fred’s Stores of Tennessee	BANKPLUS	Store Account	3391	538.90
Fred’s Stores of Tennessee	UNITED COMMUNITY BANK	Store Account	9868	3,824.48
Fred’s Stores of Tennessee	Ameris Bank	Store Account	0060	2,319.90
Fred’s Stores of Tennessee	United Community Bank	Store Account	3531	3,357.90
Fred’s Stores of Tennessee	United Community Bank	Store Account	5465	1,739.40
Fred’s Stores of Tennessee	United Community Bank	Store Account	4323	1,059.84
Fred’s Stores of Tennessee	Trustmark Bank	Store Account	7279	3,786.96
Fred’s Stores of Tennessee	Trustmark Bank	Store Account	0192	3,837.16
Fred’s Stores of Tennessee	FIRST STATE COMMUNITY BANK	Store Account	1631	2,663.93
Fred’s Stores of Tennessee	TrustMark National Bank	Store Account	5999	5,687.50
Fred’s Stores of Tennessee	Trustmark Bank	Store Account	1891	3,193.59
Fred’s Stores of Tennessee	Trustmark National Bank	Store Account	3444	2,224.47

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 7 of 14

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 10/5
Fred’s Stores of Tennessee	1st Nat Bank Wynne	Store Account	0901	855.57
Fred’s Stores of Tennessee	Trustmark	Store Account	0685	956.05
Fred’s Stores of Tennessee	TD Bank	Store Account	0141	1,047.71
Fred’s Stores of Tennessee	NORTHEAST GEORGIA BANK	Store Account	5697	6,931.78
Fred’s Stores of Tennessee	Renasant Bank	Store Account	1349	802.53
Fred’s Stores of Tennessee	REGIONS BANK	Store Account	0077	4,634.93
Fred’s Stores of Tennessee	Regions Bank	Store Account	0115	11,249.63
Fred’s Stores of Tennessee	Regions Bank	Store Account	0058	2,608.70
Fred’s Stores of Tennessee	Capital One	Store Account	9999	1,875.05
Fred’s Stores of Tennessee	Bank of the Ozarks	Store Account	6901	2,137.77
Fred’s Stores of Tennessee	SUNTRUST BANK	Store Account	6390	3,993.12
Fred’s Stores of Tennessee	Community Bank	Store Account	4430	6,208.57
Fred’s Stores of Tennessee	First Citizens Bank	Store Account	2927	1,755.25
Fred’s Stores of Tennessee	First Citizens	Store Account	5539	5,721.92
Fred’s Stores of Tennessee	First National Bank	Store Account	0539	2,882.19
Fred’s Stores of Tennessee	State Bank	Store Account	8694	866.43
Fred’s Stores of Tennessee	Iberia Bank	Store Account	1953	6,336.89
Fred’s Stores of Tennessee	Iberia Bank	Store Account	5425	(418.01)
Fred’s Stores of Tennessee	Extraco Bank	Store Account	0926	3,116.88
Fred’s Stores of Tennessee	First Citizens Bank	Store Account	2001	664.80
Fred’s Stores of Tennessee	First Citizens	Store Account	3501	1,665.37
Fred’s Stores of Tennessee	First Citizens	Store Account	4001	1,786.63
Fred’s Stores of Tennessee	First Citizens	Store Account	3001	5,480.29
Fred’s Stores of Tennessee	Wachovia	Store Account	3460	43,717.21

NOTE: Account balance provided as of 10/5 or date of latest account activity

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 8 of 14

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements to Retained Professionals (unaudited, in thousands)

For period from September 9, 2019 to October 5, 2019
Retained Professionals	Approved Amounts	Disbursements
Total	$—	$—

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 9 of 14

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

MOR 2 - CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited, in thousands)

For period from September 9, 2019 to October 5, 2019
Sept. 9 - Oct. 5 2019
Net sales	30,187
Cost of goods sold	23,163

Gross profit	7,024

Depreciation and amortization	826
Selling, general and administrative expenses	34,778

Operating loss	(28,581)

Interest expense	160

Loss before income taxes	(28,421)

Provision (benefit) for income taxes	—

Net loss from continuing operations	(28,421)

Net loss from discontinued operations	—

Net Loss	(28,421)

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 10 of 14

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

MOR 3 - CONSOLIDATED BALANCE SHEETS (Unaudited, in thousands)

As of October 5, 2019
ASSETS
Current assets:
Cash and cash equivalents	2,033
Inventories	41,373
Receivables, less allowance for doubtful accounts	9,004
Other non-trade receivables	33,454
Prepaid expenses and other current assets	4,872

Total Current Assets	90,734

Property and equipment, less accumulated depreciation and amortization	37,943
Goodwill	—
Intangible assets, net	8,341
Other noncurrent assets, net	84,649

Total assets	221,668

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	54,007
Current portion of indebtedness	7,463
Accrued expenses and other	59,270

Total Current Liabilities	120,740

Long-term portion of indebtedness	14,400
Other noncurrent liabilities	93,932

Total Liabilities	229,072

Shareholders’ equity:
Preferred stock, nonvoting, no par value	—
Preferred stock, Series A junior participating nonvoting, no par value	—
Preferred stock, Series C junior participating voting, no par valuu	—
Common stock, Class A voting, no par value	128,131
Common stock, Class B nonvoting, no par value	—
Treasury Stock, at cost	(10,823)
Retained earnings	(125,268)
Accumulated other comprehensive income	555

Total Shareholders’ Equity	(7,405)

Total Liabilities and Shareholders’ Equity	221,668

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 11 of 14

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Summary of Unpaid Post-Petition Debts (unaudited, in Thousands)

Post-Petition Debts Aging Amount	Total
Current	761.9
0 - 30 Days Old	215.2
31 - 60 Days Old	—
61 - 90 Days Old	—
91+ Days Old	—

Total Post-Petition Debts	977.1

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 12 of 14

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DEBTORS AND DEBTORS IN POSSESSION

Status of Post Petition Taxes

The Debtors continue to pay post-petition taxes as they become due and are current on those payments.

If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition taxes.

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 13 of 14

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DEBTORS AND DEBTORS IN POSSESSION

Trade Receivable Aging (unaudited, in Thousands)

Trade Receivable Aging Amount	Credit Card	Pharmacy	Total
Current	—	—	—
0 - 30 Days Old	665	12,328	12,993
31 - 60 Days Old	—	—	—
61 - 90 Days Old	—	—	—
91+ Days Old	—	—	—

Total Trade Receivable	665	12,328	12,993

NOTE: The above amounts solely include trade receivables and do not include intercompany balances and may not agree to the balance sheet due to credits and other items.

Case 19-11984-CSS     Doc 441     Filed 11/01/19     Page 14 of 14

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Questionnaire

				Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period?

If yes, provide an explanation below.

During this period, the debtors liquidated certain inventory and FF&E for amounts below normal course pricing. Real estate, scripts, and pharmacy inventory have also been sold to third-party buyers.

X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.
X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X
Account Name	Purpose	Business	Acct Number	Bank Name	Date
Utility Escrow	Required Utility Escrow Account	Fred’s, Inc	XXXXXX5742	Regions Bank	9/19/2019